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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) JUNE 3, 1999 (MAY 27, 1999)


                              OUTDOOR SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

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
         DELAWARE                                    1-3275                             86-0736400
(State or Other Jurisdiction                         (Commission                        (IRS Employer
     of Incorporation)                               File Number)                       Identification No.)
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 2502 NORTH BLACK CANYON HIGHWAY, PHOENIX, ARIZONA                       85009
(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code               (602) 246-9569



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.           OTHER EVENTS.

         On May 27, 1999, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with Infinity Broadcasting Corporation ("Infinity") and Burma Acquisition Corp., a wholly-owned subsidiary of Infinity ("Subsidiary"). The Merger Agreement provides for the acquisition of the Registrant by Infinity pursuant to the merger (the "Merger") of Subsidiary with and into the Registrant, with the Registrant surviving the Merger and becoming a wholly-owned subsidiary of Infinity.

         The Merger Agreement provides that in the Merger each share of the Registrant's common stock ("OSI Common Stock") issued and outstanding immediately prior to the effective time of the Merger (other than treasury shares and Infinity-owned shares that are to be cancelled) shall be converted into the right to receive 1.25 fully paid and non-assessable shares of Infinity Class A common stock ("Infinity Class A Common Stock") and cash in lieu of fractional shares (all such shares of Infinity Class A Common Stock to be issued, together with any cash in lieu of fractional shares of Infinity Class A Common Stock, being referred to as the "Merger Consideration"). Each holder of a certificate previously evidencing any such shares shall cease to have any rights with respect thereto, except the right to receive, upon the surrender of such certificates, the Merger Consideration with respect to the shares previously evidenced by such certificate.

         Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding stock option of the Registrant will be adjusted to be exercisable to purchase or, with respect to incentive stock awards, payable in, that number of shares of Infinity Class A Common Stock that is 1.25 times the aggregate number of shares of OSI Common Stock for which such stock option was exercisable or payable and the per share exercise price of stock options of the Registrant shall be the exercise price immediately prior to the effective time of the Merger divided by 1.25. Except for these adjustments, each outstanding stock option and incentive stock award of the Registrant will continue to have, and be subject to, the same terms and conditions such stock option was subject to immediately prior to the effective time of the Merger.

         Concurrently with the execution of the Merger Agreement, certain major stockholders of the Registrant entered into a Stockholders Agreement (the "Stockholders Agreement") with Infinity pursuant to which they agreed to vote an aggregate of 48,310,199 shares of OSI Common Stock, representing approximately 26% of the issued and outstanding shares of OSI Common Stock, in favor of the transactions contemplated by the Merger Agreement. These major stockholders of the Registrant are (i) William S. Levine, Chairman of the Board of the Registrant, (ii) Levine Investments Limited Partnership, a limited partnership of which Mr. Levine is the sole general partner, (iii) Arturo R. Moreno, President and Chief Executive Officer of the Registrant, (iv) Carole D. Moreno, spouse of Mr. Moreno who holds certain shares of OSI Common Stock in joint tenancy with Mr. Moreno, and (v) BRN Properties Limited Partnership, a limited partnership of which Mr. Moreno is the sole general partner (collectively, the "Major Stockholders").

         Also concurrently with the execution of the Merger Agreement, CBS Broadcasting, Inc. ("CBS") entered into a Voting Agreement (the "Voting Agreement") with Infinity pursuant to





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which CBS agreed to vote all of its shares of Infinity Class B common stock
("Infinity Class B Common Stock") in favor of the transactions contemplated by the Merger Agreement. CBS beneficially owns 100% of Infinity's Class B Common Stock, representing approximately 82% of Infinity's equity ownership and approximately 96% of the combined voting power of the Infinity Class A Common Stock and Infinity Class B Common Stock.

         Pursuant to the Merger Agreement, Infinity has agreed to enter into a Registration Rights Agreement (the "Registration Rights Agreement") with the Major Stockholders. The Registration Rights Agreement provides for certain registration rights with respect to the shares of Infinity Class A Common Stock to be issued in the Merger to the Major Stockholders.

         The consummation of the transactions contemplated by the Merger Agreement is subject to certain conditions, including approval of the Merger Agreement and the Merger by the stockholders of the Registrant and expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         Copies of the Merger Agreement, Stockholders Agreement, Voting Agreement and form of Registration Rights Agreement are attached hereto as
Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively, and are incorporated by reference herein. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, Stockholders Agreement, Voting Agreement and form of Registration Rights Agreement, respectively.




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

                  99.1 Agreement and Plan of Merger, dated as of May 27, 1999, among Infinity Broadcasting Corporation, Outdoor Systems, Inc. and Burma Acquisition Corp.
                           Exhibit 99.1 contains a list briefly identifying the contents of Schedules and Exhibits, some of which have been omitted. The Registrant agrees to furnish supplementally a copy of any omitted Schedule or Exhibit to the Securities and Exchange Commission upon request.

                  99.2 Stockholders Agreement, dated as of May 27, 1999, among Infinity Broadcasting Corporation, William S. Levine, Arturo R. Moreno, Carole D. Moreno, Levine Investments Limited Partnership and BRN Properties Limited Partnership.

                  99.3 Voting Agreement, dated as of May 27, 1999, between Outdoor Systems, Inc. and CBS Broadcasting, Inc.

                  99.4     Form of Registration Rights Agreement.

                  99.5     Text of Press Release dated May 27, 1999.

                  99.6     Text of Press Release dated May 27, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OUTDOOR SYSTEMS, INC.


Date:  June 1, 1999                     By:      /s/ Bill M. Beverage
                                            -----------------------------------
                                        Bill M. Beverage
                                        Chief Financial Officer,
                                        Treasurer and Secretary













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                                  EXHIBIT INDEX

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EXHIBIT
NUMBER   DESCRIPTION
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
99.1 Agreement and Plan of Merger, dated as of May 27, 1999, among Infinity Broadcasting Corporation, Outdoor Systems, Inc. and Burma Acquisition Corp. Exhibit 99.1 contains a list briefly identifying the contents of Schedules and Exhibits, some of which have been omitted. The Registrant agrees to furnish supplementally a copy of any omitted Schedule or Exhibit to the Securities and Exchange Commission upon request.

99.2 Stockholders Agreement, dated as of May 27, 1999, among Infinity Broadcasting Corporation, William S. Levine, Arturo R. Moreno, Carole
         D. Moreno, Levine Investments Limited Partnership and BRN Properties Limited Partnership

99.3 Voting Agreement, dated as of May 27, 1999, between Outdoor Systems, Inc. and CBS Broadcasting, Inc.

99.4     Form of Registration Rights Agreement.

99.5     Text of Press Release dated May 27, 1999.

99.6     Text of Press Release dated May 27, 1999.
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